STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Filing Acknowledgement

April 10, 2007

Job Number
C20070410-2836

Corporation Number
C2346-2004

Filing Description
Merge In

Document Filing Number
20070252289-67

Date/Time of Filing
April 10, 2007 03:52:07 PM

Corporation Name
FSONA SYSTEMS CORP.

Resident Agent
VAL-U-CORP SERVICES, INC.

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recordings Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

ROSS MILLER
Secretary of State

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

Filed in the office of	Document Number 20070252289-67
Ross Miller Secretary of State State of Nevada	Filing Date and Time 04/10/2007 3:52 PM
	Entity Number C2346-2004

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))
SUBMIT IN DUPLICATE

1) **Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.**

fSONA Systems Corp.
Name of merging entity

Nevada
Jurisdiction

Corporation
Entity type *

Matrix Ventures, Inc.
Name of merging entity

Nevada
Jurisdiction

Corporation
Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

and,

Matrix Ventures, Inc.
Name of surviving entity

Nevada
Jurisdiction

Corporation
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees. See attached fee schedule.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

2) **Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger – NRS 92A.1 90):**

Attn:

c/o:

3) **(Choose one)**

☒ **The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).**

☐ **The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)**

4) **Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):**

(a) **Owner's approval was not required from**

fSONA Systems Corp.
Name of merging entity, if applicable

Matrix Ventures, Inc.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Matrix Ventures, Inc.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

5) **Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:**

Article One of the Articles of Incorporation of Matrix Ventures, Inc. is hereby amended to change the name of Matrix Ventures, Inc. to fSONA Systems Corp.

6) **Location of Plan of Merger (check a or b):**

☒ (a) The entire plan of merger is attached;

or,

☐ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) **Effective date (optional)**:** April 13, 2007

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees. See attached fee schedule.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

8) **Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)***
(If there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.):

iSONA Systems Corp.
Name of merging entity

X [signature] | President, Secretary, Treasurer and Director | 4-10-07
Signature | Title | Date

Matrix Ventures, Inc.
Name of merging entity

X [signature] | President and Director | 4-10-07
Signature | Title | Date

Name of merging entity

Signature | Title | Date

Name of merging entity

Signature | Title | Date

Matrix Ventures, Inc.
Name of surviving entity

X [signature] | President and Director | 4-10-07
Signature | Title | Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected. ***This form must be accompanied by appropriate fees. See attached fee schedule.***

CW1121979.1

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT dated as of April 10, 2007.

BETWEEN:

> **FSONA SYSTEMS CORP.**, a Nevada corporation, having its office at 11120 Horseshoe Way, Suite 140, Richmond, BC V7Q 5H7
>
> **("fSONA")**

AND:

> **MATRIX VENTURES, INC.**, a Nevada corporation, having its office at 11120 Horseshoe Way, Suite 140, Richmond, BC V7Q 5H7
>
> **("Matrix")**

WHEREAS:

A. fSONA is the wholly-owned subsidiary of Matrix;

B. The boards of directors of fSONA and Matrix deem it advisable and in the best interests of their respective companies and shareholders that fSONA be merged with and into Matrix, with Matrix remaining as the surviving corporation under the name "fSONA Systems Corp.";

C. The board of directors of fSONA has approved the plan of merger embodied in this Agreement; and

D. The board of directors of Matrix has approved the plan of merger embodied in this Agreement.

THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto do hereby agree to merge on the terms and conditions herein provided, as follows:

1. THE MERGER

1.1 The Merger

Upon the terms and subject to the conditions hereof, on the Effective Date (as hereinafter defined), fSONA shall be merged with and into Matrix in accordance with the applicable laws of the State of Nevada (the "Merger"). The separate existence of fSONA shall

cease, and Matrix shall be the surviving corporation under the name "fSONA Systems Corp." (the "**Surviving Corporation**") and shall be governed by the laws of the State of Nevada.

1.2 Effective Date

The Merger shall become effective on the date and at the time (the "**Effective Date**") that:

(a) the Articles of Merger, in substantially the form annexed hereto as Appendix A, that the parties hereto intend to deliver to the Secretary of State of the State of Nevada, are accepted and declared effective by the Secretary of State of the State of Nevada; and

(b) after satisfaction of the requirements of the laws of the State of Nevada.

1.3 Articles of Incorporation

On the Effective Date, the Articles of Incorporation of Matrix, as in effect immediately prior to the Effective Date, shall continue in full force and effect as the Articles of Incorporation of the Surviving Corporation except that Article 1 of the Articles of Incorporation of Matrix, as the Surviving Corporation, shall be amended to state that the name of the corporation is "fSONA Systems Corp.".

1.4 Bylaws

On the Effective Date, the Bylaws of Matrix, as in effect immediately prior to the Effective Date, shall continue in full force and effect as the bylaws of the Surviving Corporation.

1.5 Directors and Officers

The directors and officers of Matrix immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation, until their successors shall have been duly elected and qualified or until otherwise provided by law, the Articles of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

2. <u>CONVERSION OF SHARES</u>

2.1 Common Stock of Matrix

Upon the Effective Date, by virtue of the Merger and without any action on the part of any holder thereof, each share of common stock of Matrix, par value of $0.001 per share, issued and outstanding immediately prior to the Effective Date shall be changed and converted into one fully paid and non-assessable share of the common stock of the Surviving Corporation, par value of $0.001 per share (the "**Survivor Stock**").

2.2 Common Stock of fSONA

Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock of fSONA, par value of $0.001 per share, issued and outstanding immediately prior to the Effective Date shall be cancelled.

2.3 Exchange of Certificates

Each person who becomes entitled to receive any Survivor Stock by virtue of the Merger shall be entitled to receive from the Surviving Corporation a certificate or certificates representing the number of Survivor Stock to which such person is entitled as provided herein.

3. <u>EFFECT OF THE MERGER</u>

3.1 Rights, Privileges, etc.

On the Effective Date of the Merger, the Surviving Corporation, without further act, deed or other transfer, shall retain or succeed to, as the case may be, and possess and be vested with all the rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private nature, of fSONA and Matrix; all property of every description and every interest therein, and all debts and other obligations of or belonging to or due to each of fSONA and Matrix on whatever account shall thereafter be taken and deemed to be held by or transferred to, as the case may be, or invested in the Surviving Corporation without further act or deed, title to any real estate, or any interest therein vested in fSONA or Matrix, shall not revert or in any way be impaired by reason of this merger; and all of the rights of creditors of fSONA and Matrix shall be preserved unimpaired, and all liens upon the property of fSONA or Matrix shall be preserved unimpaired, and all debts, liabilities, obligations and duties of the respective corporations shall thenceforth remain with or be attached to, as the case may be, the Surviving Corporation and may be enforced against it to the same extent as if all of said debts, liabilities, obligations and duties had been incurred or contracted by it.

3.2 FURTHER ASSURANCES

From time to time, as and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of fSONA such deeds and other instruments, and there shall be taken or caused to be taken by it such further other action, as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise in the Surviving Corporation the title to and possession of all the property, interest, assets, rights, privileges, immunities, powers, franchises and authority of fSONA and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of fSONA or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4. **GENERAL**

4.1 **Abandonment**

Notwithstanding any approval of the Merger or this Agreement by the shareholders of fSONA or Matrix or both, this Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, by mutual written agreement of fSONA and Matrix.

4.2 **Amendment**

At any time prior to the Effective Date, this Agreement may be amended or modified in writing by the board of directors of both fSONA and Matrix.

4.3 **Governing Law**

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada.

4.4 **Counterparts**

In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

4.5 **Electronic Means**

Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereof.

IN WITNESS WHEREOF, the parties hereto have entered into and signed this Agreement as of the date set forth above.

FSONA SYSTEMS CORP.

Per: x [signature]
Authorized Signatory

MATRIX ENTERPRISES, INC.

Per: x [signature]
Authorized Signatory

APPENDIX A

To the Agreement and Plan of Merger between
fSONA and Matrix

Articles of Merger

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))
SUBMIT IN DUPLICATE

1) **Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.**

fSONA Systems Corp.
Name of merging entity

Nevada
Jurisdiction

Corporation
Entity type *

Matrix Enterprises, Inc.
Name of merging entity

Nevada
Jurisdiction

Corporation
Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

and,

Matrix Enterprises, Inc.
Name of surviving entity

Nevada
Jurisdiction

Corporation
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.
This form must be accompanied by appropriate fees. See attached fee schedule.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

2) **Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger – NRS 92A.1 90):**

Attn:

c/o:

3) **(Choose one)**

☒ **The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).**

☐ **The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)**

4) **Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):**

(a) **Owner's approval was not required from**

fSONA Systems Corp.
Name of merging entity, if applicable

Matrix Enterprises, Inc.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Matrix Enterprises, Inc.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees. See attached fee schedule.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

5) **Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:**

Article One of the Articles of Incorporation of Matrix Enterprises, Inc. is hereby amended to change the name of Matrix Enterprises, Inc. to fSONA Systems Corp.

6) **Location of Plan of Merger (check a or b):**

☒ (a) The entire plan of merger is attached;

or,

☐ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) **Effective date (optional)**:** April 13, 2007

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees. See attached fee schedule.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

8) **Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)***
(If there are more than four merging entities, check box ☐ and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.):

fSONA Systems Corp.
Name of merging entity

Signature	Title	Date
	President, Secretary, Treasurer and Director	

Matrix Enterprises, Inc.
Name of merging entity

Signature	Title	Date
	President and Director	

Name of merging entity

Signature	Title	Date

Name of merging entity

Signature	Title	Date

Matrix Enterprises, Inc.
Name of surviving entity

Signature	Title	Date
	President and Director	

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected. ***This form must be accompanied by appropriate fees. See attached fee schedule.***

STATE OF NEVADA

ROSS MILLER
Secretary of State

OFFICE OF THE
SECRETARY OF STATE

SCOTT W. ANDERSON
Deputy Secretary for Commercial Recordings

Filing Acknowledgement

April 10, 2007

Job Number
C20070410-2836

Corporation Number
C2346-2004

Filing Description
Stock Split

Document Filing Number
20070252290-99

Date/Time of Filing
April 10, 2007 03:52:07 PM

Corporation Name
FSONA SYSTEMS CORP.

Resident Agent
VAL-U-CORP SERVICES, INC.

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recordings Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

ROSS MILLER
Secretary of State

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20070252290-99
[signature]	Filing Date and Time 04/10/2007 3:52 PM
Ross Miller Secretary of State State of Nevada	Entity Number C2346-2004

Certificate of Change Pursuant to NRS 78.209

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

FSONA SYSTEMS CORP.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares at the par value, if any, of each class or series, if any, of shares before the change:

75,000,000 shares with a par value of $0.001

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

617,250,000 shares with a par value of $0.001

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

The corporation shall issue eight point twenty-three (8.23) shares of common stock for every one (1) share of the common stock issued and outstanding immediately prior to the effective date of the forward stock split.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

No fractional shares shall be issued.

7. Effective date of filing (optional): 4/17/07

(must not be later than 90 days after the certificate is filed)

8. Officer Signature: X [signature] President

Signature | Title

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM 78.209 2007
Revised 01/01/2007